                                                                   EXHIBIT 10.25

                       SIXTH AMENDMENT TO CREDIT AGREEMENT

         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (as same may be renewed, extended, modified, restated amended and/or rearranged, the "Sixth Amendment") dated as of January 1, 2003, is between MOUNTAIN COMPRESSED AIR, INC., a Texas corporation (hereinafter referred to as "Borrower") and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, a national banking association ("Bank").

                                    RECITALS:

         A. Bank and Borrower entered into that certain Credit Agreement dated as of February 6, 2001 (the "Original Agreement"), as amended by that certain First Amendment to Credit Agreement dated as of August 9, 2001 (the "First Amendment"), as amended by that certain Second Amendment to Credit Agreement dated as of November 30, 2001 (the "Second Amendment"), as amended by that certain Third Amendment to Credit Agreement dated as of January 31, 2002 (the "Third Amendment"), as amended by that certain Fourth Amendment to Credit Agreement dated as of April 30, 2002 (the "Fourth Amendment"), as amended by that certain Fifth Amendment to Credit Agreement dated as of August 6, 2002 (the "Fifth Amendment," together with the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, referred to hereafter as the "Agreement").

         B. OilQuip Rentals, Inc., a Delaware corporation (the "Parent") ("OilQuip"), Munawar and Jayne Hidayatallah (the "Hidayatallahs") and Allis-Chalmers Company, a Delaware corporation ("Allis-Chalmers") each guaranteed to the Bank the payment and performance of certain indebtedness and obligations of Borrower to Bank.

         C. Borrower and Bank now desire to enter into this Sixth Amendment on the terms set forth herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                  GENERAL TERMS

         Section 1.1 TERMS DEFINED IN AGREEMENT. As used in this Sixth Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Agreement, as amended, have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.

         Section 1.2 CONFIRMATION AND EXTENT OF CHANGES. All terms which are defined or referred to in the Agreement shall remain unchanged except as otherwise specifically provided in this Sixth Amendment. It is hereby confirmed that the term "Agreement" includes the Agreement as amended by this Sixth Amendment.

                                    ARTICLE 2

                                   AMENDMENTS

         Section 2.1 AMENDMENT TO SECTION 1.1(a). Effective as of the date hereof, Section 1.1(a) of the Agreement is hereby amended to read in its entirety as follows:

                  "(a) Line of Credit. Subject to the terms and conditions of this Agreement, Bank hereby agrees to make advances to Borrower up to and including June 30, 2003 not to exceed the aggregate principle amount of Five Hundred Thousand and No/100 Dollars ($500,000) ("Line of Credit"), the proceeds of which shall be used to support working capital, issue letters of credit (with a $240,000.00 sublimit), and general corporate purposes. Borrower's obligation to repay advances under the Line of Credit shall be evidenced by a promissory note substantially in the form of EXHIBIT A attached hereto ("Line of Credit Note"), all terms of which are incorporated herein by this reference. If at any time the outstanding principal amount of the Line of Credit plus the sum of all outstanding Letters of Credit exceeds the Line of Credit, then the Borrower shall promptly prepay the outstanding Line of Credit in an aggregate principal amount equal to such excess, together with interest on the principal amount paid accrued to the date of such prepayment."

         Section 2.2 AMENDMENT TO SECTION 1.1(b). Effective as of the date hereof, Section 1.1(b) of the Agreement is hereby amended to read in its entirety as follows:

                  "(b) Limitation on Borrowings. Outstanding borrowings under the Line of Credit, to a maximum of the principal amount set forth above, shall not at any time exceed an aggregate of $500,00.00 through and including June 30, 2003, when combined with the undrawn Letters of Credit (as hereinafter defined). All borrowings under the Line of Credit shall be in amounts of at least $10,000. There will be no minimum amount required on borrowings under the Line of Credit if borrowed through Bank's credit sweep product."

         Section 2.3 AMENDMENT TO SECTION 1.2(a). Effective as of the date hereof, Section 1.2(a) of the Agreement is hereby amended to read in its entirety as follows:

                  (i) TERM LOAN. Subject to the terms and conditions of this Agreement, Bank hereby agrees to make a loan to Borrower in the principal amount of Three Million Five Hundred Fifty Thousand and 00/100 Dollars ($3,550,000.00) (as same may be reduced from time to time, "Term Loan"), the proceeds of which shall be used to finance the initial purchase of fixed assets of Mountain Air Drilling Service Co., Inc., a Colorado corporation (the "Seller"). Advances on the combined face value of the Term Loan and the Delayed Draw Term Loan will not exceed seventy-five percent (75%) of the "as improved" orderly liquidation value ("OLV") of the existing fixed assets being purchased from the Seller plus the planned upgrades as determined by an independent qualified appraiser engaged and approved by Bank and paid for by Borrower. Borrower's obligation to repay the Term Loan shall be evidenced by a promissory note substantially in the form of EXHIBIT B attached hereto ("Term Note"), all terms of which are incorporated herein by this reference."

         Section 2.4 AMENDMENT TO SECTION 1.3(a). Effective as of the date hereof, Section 1.3(a) of the Agreement is hereby amended to read in its entirety as follows:

                  "(a) DELAYED DRAW. Subject to the terms and conditions of this Agreement, Bank hereby agrees to make advances to Borrower from time to time up to and including the last day of August, 2001 (notwithstanding any reference to the contrary contained in the Delayed Draw Term Note to June 30, 2003), not to exceed the aggregate principal amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00) (as same may be from time to time be reduced, the "Delayed Draw Term Loan"), the proceeds of which shall be used to finance the planned upgrade of currently owned equipment, and which shall be converted on the last day of August, 2001, to a term loan, as described more fully below and in the Delayed Draw Term Note. Advances on the Delayed Draw Term Loan are not to exceed one hundred percent (100%) on invoices on the planned purchases of Gardener Denver Model MDY Boosters, with CAT D353 diesel engines and miscellaneous parts and labor. In addition, advances on the combined face value of the Term Loan and the Delayed Draw Term Loan shall not exceed seventy-five percent (75%) of the "as improved" OLV of the existing fixed assets being purchased from the Seller plus the planned upgrades as determined by an independent qualified appraiser engaged and approved by Bank at the expense of Borrower, whether or not the Delayed Draw Term Loan actually closes or any future advances are actually made. Borrower's obligation to repay advances under the Delayed Draw Term Loan shall be evidenced by a promissory note substantially in the form of EXHIBIT C attached hereto ("Delayed Draw Term Note"), all terms of which are incorporated herein by this reference."

         Section 2.5 AMENDMENT TO SECTION 1.3(c). Effective as of the date hereof, Section 1.3(c) of the Agreement is hereby amended to read in its entirety as follows:

                  "(c) BORROWING AND REPAYMENT. Borrower may from time to time during the period in which Bank will make advances under the Delayed Draw Term Loan borrow and partially or wholly repay (subject to prepayment provisions contained herein and in the Delayed Draw Term Note) its outstanding borrowings, provided that amounts repaid may not be reborrowed, subject to all the limitations, terms and conditions contained herein; provided however, that the total outstanding borrowings under the Delayed Draw Term Loan shall not at any time exceed the maximum principal amount available thereunder, as set forth above. The outstanding principal balance and interest of the Delayed Draw Term Loan shall be due and payable in full on June 30, 2003."

         Section 2.6 AMENDMENT TO SECTION 4.9. Effective as of the date hereof,
Section 4.9 of the Agreement is hereby amended to read in its entirety as follows:

                  "4.9 Financial Condition. (a) Maintain, or cause to be maintained, Borrower's financial condition as follows using generally accepted accounting principles consistently applied and used consistently with prior practices (except to the extent modified by the definitions herein):

                  (i) Beginning January 1, 2003, Tangible Net Worth not at any time less than Tangible Net Worth as of December 31, 2002 (plus seventy-five percent (75%) of cumulative net income after December 31, 2002, excluding any fiscal quarters in which net income is negative), plus one hundred percent (100%) of equity offerings after the date hereof, with "Tangible Net Worth" defined herein as the aggregate of total stockholders' equity less any intangible assets.

                  (ii) Fixed Charge Coverage Ratio not less than 1.1 to 1.0 for the fiscal quarter ending March 31, 2003, with "EBITDA" defined herein as net income plus interest charges, plus taxes, plus depreciation, amortization and non-cash charges, which shall be computed by annualizing the period in question beginning on January 1, 2003. "Fixed Charge Coverage Ratio" as defined herein means (i) EBITDA plus applicable operating lease payments less unfinanced capital expenditures divided by (ii) the aggregate of total interest charges (excluding any applicable paid-in-kind ("PIK") charges), scheduled principal payments, operating lease payments, cash dividends paid, and paid taxes for the same period which ratio shall be computed by annualizing the period in question beginning on January 1, 2003.

                   (iii) Beginning with the fiscal quarter ending March 31, 2003, maintain the Total Funded Debt to EBITDA ratio of not more than
         3.50 to 1.00, with "Total Funded Debt to EBITDA Ratio" defined as Total Funded Debt divided by EBITDA computed by annualizing the period in question beginning January 1, 2003. "Total Funded Debt" is defined herein as all interest-bearing obligations of Borrower, whether secured or unsecured, senior or subordinated.

         (b) Maintain, or cause to be maintained, Allis-Chalmers' consolidated Debt Service Coverage Ratio as of each date set forth below, determined for the period beginning on April 30, 2002 and ending on such date, at not less than the amount set forth opposite such date using generally accepted accounting principles consistently applied and used consistently with prior practices:

                  DATE                       MINIMUM DEBT SERVICE COVERAGE RATIO
                  ----                       -----------------------------------

              June 30, 2002                              0.9 to 1
         September 30, 2002, and thereafter              1.0 to 1

                  "Debt Service Coverage Ratio" for any period means the ratio of (i) the sum of (A) Funds From Operations and (B) Interest Expense MINUS (C) Capital Expenditures to (ii) the sum of (A) Current Maturities of Long Term Debt and (B) Interest Expense, each for such period. "Funds From Operations" for any person or entity for a given period means the sum of such person's or entity's Net Income, (ii) depreciation and amortization, (iii) deferred income taxes, and (iv) other non-cash items, each as determined for such period. "Interest

         Expense" means, for any person or entity, for a fiscal year-to-date period, such person's or entity's total gross interest expense during such period (excluding interest income), and shall in any event, include, without limitation (i) interest expensed (whether or not paid on all Debt, (ii) the amortization of debt discounts, (iii) the amortization of all fees payable in connection with the incurrence of Debt to the extent included in interest expense, and (iv) the portion of any capitalized lease obligation allocable to interest expense. "Capital Expenditures" for any period means any expenditure of money for the lease, purchase or other acquisition of any capital asset, or for the lease of any other asset whether payable currently or in the future. "Current Maturities of Long Term Debt" for any person or entity for any period means the amount of such person's or entity's long term debt and capitalized leases which became due during such period. "Net Income" means fiscal year-to-date after tax net income from continuing operations (after overhead allocations from Allis-Chalmers, if any), less any deferred income tax benefit. "Debt" means for any person or entity as of a given date, all items of indebtedness or liability which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liabilities side of a balance sheet for such person or entity and shall also included the aggregate payments required to be made by such person or entity at any time under any lease that is considered a capitalized lease under generally accepted accounting principles."

         Section 2.7 AMENDMENT TO SECTION 5.2. Effective as of the date hereof,
Section 5.2 of the Agreement is hereby amended to read in its entirety as follows:

                  "Section 5.2 CAPITAL EXPENDITURES. Make any additional investment in fixed assets in excess of $ 200,000.00 from January 1, 2003 through June 30, 2003.

Section 2.8 ADDITION OF SECTION 5.14. Effective as of the date hereof, Section
5.14 shall be added to the Agreement immediately following Section 5.13 thereof and shall read in its entirety as follows:

                  "SECTION 5.14. NO AMENDMENTS TO CERTAIN AGREEMENTS. Borrower will not amend or permit to be amended the instruments described in Section 6.1(p) hereof, without prior written consent of the Bank; provided, however, notwithstanding the foregoing, in any event that the Bank consents in writing to amendments to said instruments, the Borrower shall furnish to the Bank a fully executed any copy of said amendment within five (5) business days after execution thereof."

         Section 2.9 ADDITION OF SECTION 6.1(P). Effective as of the date hereof, Section 6.1(p) shall be added to the Agreement immediately following
Section 6.1(o) thereof and shall read in its entirety as follows:

                  "(p) Borrower shall (i) fail to execute and deliver to the Bank on or before February 1, 2003, documents with Wells Fargo Equipment Finance, Inc., and Wells Fargo Energy Capital, Inc. regarding Borrower's deferral of past due lease payments and past due interest payments to the aforementioned entities, respectively, in form and substance satisfactory to the Bank, in the Bank's sole discretion, and/or (ii) pay any amounts owing thereunder to either of the aforementioned entities in excess of the amounts set forth in the respective instruments described in (i) above and/or (iii) be in default under the terms of either of the instruments described in (i) above or under and any amendment, modification, and/or supplement thereof, as permitted by this Agreement."

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Bank to enter into this Sixth Amendment and to continue to make the loans provided for in the Agreement, the Borrower represents and warrants (which representations and warranties will survive the execution and delivery hereof and will be deemed for all purposes to be additional representations and warranties of the Agreement) that:

         Section 3.1 REPRESENTATIONS AND WARRANTIES OF THE AGREEMENT AND THE LOAN DOCUMENTS. The representations and warranties of the Borrower contained in the Agreement and the Loan Documents and otherwise made in writing by or on behalf of the Borrower pursuant to the Agreement and the Loan Documents were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this Sixth Amendment, except for such changes in the facts represented and warranted as are not in violation of the Agreement and the Loan Documents.

         Section 3.2 COMPLIANCE WITH OBLIGATIONS. The Borrower has performed and complied with all agreements and conditions contained in the Agreement and the Loan Documents required to be performed or complied with by the Borrower prior to or at the time of delivery of this Sixth Amendment.

         Section 3.3 DEFAULTS. There exists, and after giving effect to this Sixth Amendment, will exist, no default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an event of default under any loan agreement, note agreement, or trust indenture to which the Borrower is a party.

         Section 3.4 NO AMENDMENTS. Nothing in Article 3 of this Sixth Amendment is intended to amend any of the representations or warranties of the Agreement.

                                    ARTICLE 4

                                   CONDITIONS

         The Bank has relied upon the representations and warranties contained in this Sixth Amendment in agreeing to the amendments and supplements to the Agreement set forth herein and the amendments and supplements to the Agreement set forth herein are conditioned upon and subject to the accuracy of each and every representation and warranty of the Borrower made or referred to herein, to the performance by the Borrower of its obligations to be performed under the Agreement and the Loan Documents on or before the date of this Sixth Amendment and to the following further conditions:

         Section 4.1 LINE OF CREDIT NOTE. The fully executed Line of Credit Note shall have been delivered to the Bank.

         Section 4.2 TERM NOTE. The fully executed Term Note shall have been delivered to the Bank.

         Section 4.3 DELAYED DRAW TERM NOTE. The fully executed Delayed Draw Term Note shall have been delivered to the Bank.

         Section 4.4 DOCUMENTS REFERRED TO IN SECTION 6.1(P). The fully executed documents referred to in Section 6.1(p) shall have been delivered to the Bank.

         Section 4.5 SUBORDINATION AND/OR INTERCREDITOR AGREEMENTS. Fully executed subordination and/or intercreditor agreements of all parties required by Bank shall have been delivered to the Bank in form and substance satisfactory to Bank.

         Section 4.6 OFFICERS' CERTIFICATE. The Bank shall have received a certificate of the officers of the Borrower setting forth (i) resolutions of its board of directors in form and substance satisfactory to the Bank authorizing the Borrower (and such other parties as may be required by Bank) to execute the Loan Documents to which it is a party, and (ii) specimen signatures of the officers so authorized.

         Section 4.7 ADDITIONAL DOCUMENTATION. The Borrower shall deliver to the Bank such additional approvals, opinions, consents, security agreements, supplemental security agreements, or documents as Bank may require.

                                    ARTICLE 5

                                  MISCELLANEOUS

         Section 5.1 LOAN DOCUMENTS. All Loan Documents shall secure the indebtedness and obligations previously secured by such Loan Documents, as such indebtedness and obligations are affected by this Sixth Amendment, whether or not such Loan Documents shall be expressly amended or supplemented in connection with this Sixth Amendment.

         Section 5.2 EXTENT OF AMENDMENTS. Except as otherwise expressly provided herein, the Agreement, the Loan Documents, the Line of Credit and the other instruments and agreements referred to therein are not amended, modified or affected by this Sixth Amendment.

         Section 5.3 EFFECTIVE DATE. Except as otherwise expressly provided herein, the effective date of all provisions of this Sixth Amendment shall be the date of execution indicated below.

         Section 5.4 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to articles, sections, subsections or other divisions of this Sixth Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections, or other divisions, such other content being controlling as to the Agreement among the parties hereto.

         Section 5.5 COUNTERPARTS. This Sixth Amendment may be executed in two or more counterparts. It will not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 5.6 FEES AND EXPENSES. Borrower will pay all fees and expenses incurred by Bank in connection with this Agreement and the transactions contemplated herein including, without limitation filing fees, search fees, and reasonable attorneys' fees.

         Section 5.7 ENTIRE AGREEMENT. THIS SIXTH AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS SIXTH AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS SIXTH AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS SIXTH AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the 1st day of January 2003.

                                             BORROWER:

                                             MOUNTAIN COMPRESSED AIR, INC.


                                             By:   /s/ THEODORE F. POUND, III
                                                   -----------------------------
                                                   Theodore F. Pound, III
                                                   Vice President and Secretary


                                             BANK:

                                             WELLS FARGO BANK TEXAS,
                                             NATIONAL ASSOCIATION


                                             By:   /s/ DANNY OLIVER
                                                   -----------------------------
                                                   Danny Oliver
                                                   Vice President

The Parent hereby consents and agrees to this Sixth Amendment and agrees that the OilQuip Guaranty shall remain in full force and effect, shall continue to the be legal, valid, and binding obligations of the Parent, and shall continue to guarantee the indebtedness and obligations described in the OilQuip Guaranty as such guaranteed obligations are amended by this Sixth Amendment including, without limitation, such OilQuip Guaranty shall be enforceable against OilQuip in accordance with its terms.

                                              GUARANTOR:

                                              OilQuip Rentals, Inc.,
                                              a Delaware corporation


                                              By:  /s/ THEODORE F. POUND, III
                                                   -----------------------------
                                                   Theodore F. Pound, III
                                                   Vice President and Secretary


Munawar and Jayne Hidayatallah hereby jointly and severally consent and agree to this Sixth Amendment and agree that the Hidayatallah Guaranty shall remain in full force and effect, shall continue to the be legal, valid, and binding obligations of Munawar and Jayne Hidayatallah, and shall continue to guaranty the indebtedness and obligations described in the Hidayatallah Guaranty as such guaranteed obligations are amended by this Sixth Amendment including, without limitation, such Hidayatallah Guaranty shall be enforceable against Munawar and Jayne Hidayatallah in accordance with its terms.

                                              GUARANTOR:



                                              /S/ MUNAWAR HIDAYATALLAH
                                              ----------------------------------
                                              Munawar Hidayatallah



                                              /S/ JAYNE HIDAYATALLAH
                                              ----------------------------------
                                              Jayne Hidayatallah

Allis-Chalmers consents and agrees to this Sixth Amendment and agrees to comply with and be bound by all of the terms hereof, and further agrees that its guaranty shall remain in full force and effect, shall continue to the be legal, valid, and binding obligations of Allis-Chalmers, and shall continue to guarantee the indebtedness and obligations described in its guaranty as such guaranteed obligations are amended by this Sixth Amendment including, without limitation, such guaranty shall be enforceable against Allis-Chalmers in accordance with its terms.

                                               GUARANTOR:

                                               Allis-Chalmers Company,
                                               a Delaware corporation


                                               By:  /s/ MUNAWAR HIDAYATALLAH
                                                    ----------------------------
                                                    Munawar Hidayatallah
                                                    Chief Executive Officer

EXHIBIT A
LINE OF CREDIT

RENEWED AND EXTENDED REVOLVING LINE OF CREDIT NOTE
--------------------------------------------------


$500,000.00                                                       Houston, Texas
                                                                 January 1, 2003

         FOR VALUE RECEIVED, the undersigned MOUNTAIN COMPRESSED AIR, INC., a Texas corporation ("Borrower"), promises to pay to the order of WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION ("Bank") at its office at 1000 Louisiana, 3rd Floor, Houston, Texas, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of Five Hundred Thousand and No/100 Dollars ($500,000.00), or so much thereof as may be advanced and be outstanding, with interest thereon, to be computed on each advance from the date of its disbursement as set forth herein.

INTEREST:

ARTICLE 6 INTEREST. The Borrower agrees to pay interest at the Bank's address listed above on the unpaid principal note hereof and, to the extent permitted by law, the accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth on the Addendum attached hereto and incorporated herein for all purposes.

ARTICLE 7 PAYMENT OF INTEREST. Interest accrued on this Note shall be payable on the last day of each calendar month, commencing on January 31, 2003 and on maturity hereof.

ARTICLE 8 DEFAULT INTEREST. From and after the maturity date of this Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of this Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed, unless such calculation would result in a usurious rate, in which case interest shall be computed on the basis of a 365/366-day year, as the case may be, actual days elapsed) equal to two percent (2%) above the rate of interest from time to time applicable to this Note, but in no event at a rate greater than the Maximum Rate.

BORROWING AND REPAYMENT:

         (a) BORROWING AND REPAYMENT. Borrower may from time to time during the term of this Note borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions of this Note and of any document executed in connection with or governing this Note; provided however, that the total outstanding borrowings under this Note shall not at any time exceed the principal amount stated above. The unpaid principal balance of this obligation at any time shall be the total amounts advanced hereunder by the holder hereof less the amount of principal payments made hereon by or for any Borrower, which balance may be endorsed hereon from time to time by the holder. The outstanding principal balance of this Note shall be due and payable in full on June 30, 2003.

ARTICLE 9 ADVANCES. Advances hereunder, to the total amount of the principal sum stated above, may be made by the holder at the oral or written request of (i) Todd Seward, or M.H. Hidayatallah, any one acting alone, who are authorized to request advances and direct the disposition of any advances until written notice of the revocation of such authority is received by the holder at the office designated above, or (ii) any person, with respect to advances deposited to the credit of any deposit account of any Borrower, which advances, when so deposited, shall be conclusively presumed to have been made to or for the benefit of each Borrower regardless of the fact that persons other than those authorized to request advances may have authority to draw against such account. The holder shall have no obligation to determine whether any person requesting an advance is or has been authorized by any Borrower. The amount and date of each advance requested hereunder shall be designated by an authorized representative's execution of a Borrowing Request to be received by the Bank at least one (1) Business Day prior to the date of such loan, which date shall be a Business Day. Each advance requested hereunder shall be made at the office of the Bank, and shall be funded prior to 2:00 p.m. Houston time on the day so requested in immediately available funds in the amount so requested.

ARTICLE 10 APPLICATION OF PAYMENTS. Each payment made on this Note shall be credited first, to any interest then due and second, to the outstanding principal balance hereof.

EVENTS OF DEFAULT:

         The occurrence of any of the following shall constitute an "Event of Default" under this Note:

         (b) The failure to pay any principal, interest, fees or other charges when due hereunder or under any contract, instrument or document executed in connection with this Note.

ARTICLE 11 The filing of a petition by or against any Borrower, any guarantor of this Note or any general partner or joint venturer in any Borrower which is a partnership or a joint venture (with each such guarantor, general partner and/or joint venturer referred to herein as a "Third Party Obligor") under any provisions of the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or under any similar or other law relating to bankruptcy, insolvency, reorganization or other relief for debtors; the appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of any Borrower or Third Party Obligor; any Borrower or Third Party Obligor becomes insolvent, makes a general assignment for the benefit of creditors or is generally not paying its debts as they become due; or any attachment or like levy on any property of any Borrower or Third Party Obligor.

ARTICLE 12 The death or incapacity of any individual Borrower or Third Party Obligor, or the dissolution or liquidation of any Borrower or Third Party Obligor which is a corporation, partnership, joint venture or other type of entity.

ARTICLE 13 Any default in the payment or performance of any obligation, or any defined event of default, under any provisions of any contract, instrument or document pursuant to which any Borrower or Third Party Obligor has incurred any obligation for borrowed money, any purchase obligation, or any other liability of any kind to any person or entity, including the holder.

ARTICLE 14 Any financial statement provided by any Borrower or Third Party Obligor to Bank proves to be incorrect, false or misleading in any material respect.

ARTICLE 15 Any sale or transfer of all or a substantial or material part of the assets of any Borrower or Third Party Obligor other than in the ordinary course of its business.

ARTICLE 16 Any violation or breach of any provision of, or any defined event of default under, any addendum to this Note or any other promissory note or any credit agreement (including without limitation that certain Credit Agreement dated as of even date herewith between Borrower and the Bank), guaranty, security agreement, deed of trust, mortgage, pledge agreement, subordination agreement, or other document executed in connection with or securing this Note.

MISCELLANEOUS:

         (c) REMEDIES. Upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal and accrued and unpaid interest outstanding hereunder to be immediately due and payable without presentment, demand, or any notices of any kind, including without limitation notice of nonperformance, notice of protest, protest, notice of dishonor, notice of intention to accelerate or notice of acceleration, all of which are expressly waived by each Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Each Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of the holder's in-house counsel to the extent permissible), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to any Borrower or any other person or entity.

ARTICLE 17 OBLIGATIONS JOINT AND SEVERAL. Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

ARTICLE 18 GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. THIS NOTE IS PERFORMABLE IN HARRIS COUNTY, TEXAS. ANY ACTION OR PROCEEDING UNDER OR IN CONNECTION WITH THIS NOTE AGAINST THE BORROWER OR ANY THIRD PARTY OBLIGOR MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN HARRIS COUNTY, TEXAS. BORROWER AND EACH THIRD PARTY OBLIGOR HEREBY IRREVOCABLY (I) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS, AND (II) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN

INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ANY THIRD PARTY OBLIGOR OR WITH RESPECT TO ANY COLLATERAL IN ANY STATE OR FEDERAL COURT IN ANY OTHER JURISDICTION. ANY ACTION OR PROCEEDING BY THE BORROWER OR ANY THIRD PARTY OBLIGOR AGAINST LENDER SHALL BE BROUGHT ONLY IN A COURT LOCATED IN HARRIS COUNTY, TEXAS.

ARTICLE 19 SAVINGS CLAUSE. It is the intention of the parties to comply strictly with applicable usury laws. Accordingly, notwithstanding any provision to the contrary in this Note, or in any contract, instrument or document evidencing or securing the payment hereof or otherwise relating hereto (each, a "Related Document"), in no event shall this Note or any Related Document require the payment or permit the payment, taking, reserving, receiving, collection or charging of any sums constituting interest under applicable laws that exceed the maximum amount permitted by such laws, as the same may be amended or modified from time to time (the "Maximum Rate"). If any such excess interest is called for, contracted for, charged, taken, reserved or received in connection with this Note or any Related Document, or in any communication by Bank or any other person to Borrower or any other person, or in the event that all or part of the principal or interest hereof or thereof shall be prepaid or accelerated, so that under any of such circumstances or under any other circumstance whatsoever the amount of interest contracted for, charged, taken, reserved or received on the amount of principal actually outstanding from time to time under this Note shall exceed the Maximum Rate, then in such event it is agreed that: (i) the provisions of this paragraph shall govern and control; (ii) neither Borrower nor any other person or entity now or hereafter liable for the payment of this Note or any Related Document shall be obligated to pay the amount of such interest to the extent it is in excess of the Maximum Rate; (iii) any such excess interest which is or has been received by Bank, notwithstanding this paragraph, shall be credited against the then unpaid principal balance hereof or thereof, or if this Note or any Related Document has been or would be paid in full by such credit, refunded to Borrower; and (iv) the provisions of this Note and each Related Document, and any other communication to Borrower, shall immediately be deemed reformed and such excess interest reduced, without the necessity of executing any other document, to the Maximum Rate. The right to accelerate the maturity of this Note or any Related Document does not include the right to accelerate, collect or charge unearned interest, but only such interest that has otherwise accrued as of the date of acceleration. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved or received in connection with this Note and any Related Document which are made for the purpose of determining whether such rate exceeds the Maximum Rate shall be made to the extent permitted by applicable laws by amortizing, prorating, allocating and spreading during the period of the full term of this Note or such Related Document, including all prior and subsequent renewals and extensions hereof or thereof, all interest at any time contracted for, charged, taken, reserved or received by Bank. The terms of this paragraph shall be deemed to be incorporated into each Related Document.

         To the extent that either Chapter 303 or 306, or both, of the Texas Finance Code apply in determining the Maximum Rate, Bank hereby elects to determine the applicable rate ceiling by using the weekly ceiling from time to time in effect, subject to Bank's right subsequently to change such method in accordance with applicable law, as the same may be amended or modified from time to time.

ARTICLE 20 RIGHT OF SETOFF; DEPOSIT ACCOUNTS. Upon and after the occurrence of an Event of Default, (i) Borrower hereby authorizes Bank, at any time and from time to time, without notice, which is hereby expressly waived by Borrower, and whether or not Bank shall have declared this Note to be due and payable in accordance with the terms hereof, to set off against, and to appropriate and apply to the payment of, Borrower's obligations and liabilities under this Note (whether matured or unmatured, fixed or contingent, liquidated or unliquidated), any and all amounts owing by Bank to Borrower (whether payable in U.S. dollars or any other currency, whether matured or unmatured, and in the case of deposits, whether general or special (except trust and escrow accounts), time or demand and however evidenced), and (ii) pending any such action, to the extent necessary, to hold such amounts as collateral to secure such obligations and liabilities and to return as unpaid for insufficient funds any and all checks and other items drawn against any deposits so held as Bank, in its sole discretion, may elect. Borrower hereby grants to Bank a security interest in all deposits and accounts maintained with Bank and with any other financial institution to secure the payment of all obligations and liabilities of Borrower to Bank under this Note.

ARTICLE 21 CERTAIN TRI-PARTY ACCOUNTS. Borrower and Bank agree that Chapter 346 of the Texas Finance Code (which regulates certain revolving credit accounts and revolving triparty accounts) shall not apply to any revolving loan accounts created under this Note or maintained in connection herewith.

ARTICLE 22 This note is in renewal and extension of, but not in novation or discharge of, that certain Revolving Line of Credit Note dated as of April 30, 2002, in the original principal amount of $500,000.00, executed by the Borrower and payable to the order of the Bank.

NOTICE: THIS NOTE AND ALL OTHER DOCUMENTS RELATING TO THE INDEBTEDNESS EVIDENCED HEREBY CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

                                             MOUNTAIN COMPRESSED AIR, INC.


                                             By:   /s/ THEODORE F. POUND, III
                                                   -----------------------------
                                                   Theodore F. Pound, III
                                                   Vice President and Secretary

ADDENDUM TO RENEWED AND EXTENDED REVOLVING LINE OF CREDIT NOTE
(BASE RATE PRICING ADJUSTMENTS)


         THIS ADDENDUM is attached to and made a part of that certain renewed and extended promissory note executed by MOUNTAIN COMPRESSED AIR, INC., a Texas corporation ("Borrower") and payable to WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION ("Bank"), or order, dated as of January 1, 2003 in the principal amount of FIVE HUNDRED THOUSAND AND NO/DOLLARS ($500,000.00) (the "Note").

         The following provisions are hereby incorporated into the Note to reflect the interest rate adjustments agreed to by Bank and Borrower:

ARTICLE 23 DEFINITIONS

         As used herein, the following terms shall have the meanings set forth after each, and any other term defined herein:

         Section 23.1 "BASE RATE" shall mean the higher of (a) Prime Rate per annum in effect on that day, and (b) the Federal Fund Rate in effect on that day as announced by the Federal Reserve Bank of New York, plus 0.5% per annum.

         Section 23.2 BUSINESS DAY" shall mean any day except a Saturday, Sunday, or any other day on which commercial banks in Texas are authorized or required to close by law.

         Section 23.3 "PRIME RATE" shall mean at any time the rate of interest most recently announced within the Bank at its principal office in San Francisco at its Prime Rate, with the understanding that the Bank's Prime Rate is one of its base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto; and is evidenced by the recording thereof after its announcement in such internal publication or publications as the Bank may designate.

ARTICLE 24         INTEREST RATE ADJUSTMENTS:

         Section 24.1 INITIAL INTEREST RATES. The initial interest rates applicable to this Note shall be the rates set forth in the "INTEREST" paragraph herein.

         Section 24.2 INTEREST RATE ADJUSTMENTS. In addition to any interest rate adjustments resulting from changes in the Base Rate, Bank shall adjust the Base Rate margin used to determine the rates of interest applicable to this Note on the last day of each calendar month of each year, commencing on January 31, 2003, if required to reflect a change in Borrower's ratio of Total Funded Debt to EBITDA (as such terms are defined in the Credit Agreement referenced herein), in accordance with the following grid:

                                                BASE                 UNUSED
         TOTAL FUNDED                           RATE                 COMMITMENT
         DEBT TO EBITDA                         MARGIN               FEE
         --------------                         ------               ---
         greater than 2.0 to 1.0                1.25%                0.5%
         at least 2.0 to 1.0 but
         less than 2.5 to 1.0                   1.50%                0.5%
         at least 2.5 to 1.0 but
         less than 3.0 to 1.0                   1.75%                0.5%
         less than 3.0 to 1.0                   2.00%                0.5%


Each such adjustment shall be effective on the first Business Day (as defined in this Addendum) of the calendar month following the month during which Bank receives and reviews Borrower's most current month-end financial statements in accordance with any requirements established by Bank for the preparation and delivery thereof.

         IN WITNESS WHEREOF, this Addendum has been executed as of the same date as the Note.

                                             MOUNTAIN COMPRESSED AIR, INC.


                                             By:  /s/ THEODORE F. POUND, III
                                                  ------------------------------
                                                  Theodore F. Pound, III
                                                  Vice President and Secretary

EXHIBIT B
TERM NOTE

RENEWAL TERM NOTE
-----------------


$2,392,098.56                                                     Houston, Texas
                                                                 January 1, 2003

         FOR VALUE RECEIVED, the undersigned MOUNTAIN COMPRESSED AIR, INC., a Texas corporation ("Borrower"), promises to pay to the order of WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION ("Bank") at its office at 1000 Louisiana, 3rd Floor, Houston, Texas, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of TWO MILLION THREE HUNDRED NINETY-TWO THOUSAND NINETY-EIGHT AND 56/100 DOLLARS ($2,392,098.56), with interest thereon as set forth herein.

DEFINITIONS:

         As used herein, the following terms shall have the meanings set forth after each, and any other term defined in this Note shall have the meaning set forth at the place defined:



ARTICLE 25 " Base Rate" means the higher of (a) Prime Rate per annum in effect on that day, and (b) Federal Fund Rate in effect on that day as announced by the Federal Reserve Bank of New York, plus 0.5% per annum

ARTICLE 26 "Business Day" means any day except a Saturday, Sunday or any other day on which commercial banks in Texas are authorized or required by law to close.

ARTICLE 27 "Credit Agreement" means that certain Credit Agreement between Bank and Borrower of even date herewith.

ARTICLE 28 "Fixed Rate Term" means a period commencing on a Business Day and continuing for one, two, three or six months as designed by Borrower, during which all or a portion of the outstanding principal balance of this Note bears interest determined in relation to LIBOR; provided however, that no Fixed Rate Term may be selected for a principal amount less than Five Hundred Thousand and No/100 Dollars ($500,000.00) and in multiples of One Hundred Thousand and No/100 Dollars ($100,000.00) thereafter; and provided further, that no Fixed Rate Term shall extend beyond the scheduled maturity date hereof. If any Fixed Rate Term would end on a day which is not a Business Day, then such Fixed Rate Term shall be extended to the next succeeding Business Day.

ARTICLE 29 "LIBOR" means the rate per annum (rounded upward, if necessary, to the nearest whole 1/8 of 1%) and determined pursuant to the following formula:

LIBOR =                               Base LIBOR
                                      -----------------------------------
                                      100% - LIBOR Reserve Percentage


         Section 29.1 "Base LIBOR" means the rate per annum for United States dollar deposits quoted by Bank as the Inter-Bank Market Offered Rate, with the understanding that such rate is quoted by Bank for the purpose of calculating effective rates of interest for loans making reference thereto, on the first day of a Fixed Rate Term for delivery of funds on said date for a period of time approximately equal to the number of days in such Fixed Rate Term and in an amount approximately equal to the principal amount to which such Fixed Rate Term applies. Borrower understands and agrees that Bank may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as Bank in its discretion deems appropriate including, but not limited to, the rate offered for U.S. dollar deposits on the London Inter-Bank Market.

         Section 29.2 "LIBOR Reserve Percentage" means the reserve percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor) for "Eurocurrency Liabilities" (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by Bank for expected changes in such reserve percentage during the Fixed Rate Term.

ARTICLE 30 "Prime Rate" means at any time the rate of interest most recently announced within Bank at its principal office as its Prime Rate, with the understanding that the Prime Rate is one of Bank's base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Bank may designate.

ARTICLE 31 "Total Funded Debt" shall have the meaning ascribed to it in the Credit Agreement.

INTEREST:

         (a) INTEREST. The Borrower agrees to pay interest at the Bank's address listed above on the unpaid principal note hereof and, to the extent permitted by law, the accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth on the Addendum attached hereto and incorporated herein for all purposes.

         (b) SELECTION OF INTEREST RATE OPTIONS. At any time any portion of this Note bears interest determined in relation to LIBOR, it may be continued by Borrower at the end the Fixed Rate Term applicable thereto so that all or a portion thereof bears interest determined in relation to the Prime Rate or to LIBOR for a new Fixed Rate Term designated by Borrower. At any time any portion of this Note bears interest determined in relation to the Prime Rate, Borrower may convert all or a portion thereof so that it bears interest determined in relation to LIBOR for a Fixed Rate Term designated by Borrower. At the time this
Note is disbursed or Borrower wishes to select a LIBOR option for all or a portion of the outstanding principal balance hereof, and at the end of each Fixed Rate Term, Borrower shall give Bank notice specifying: (i) the interest rate option selected by Borrower; (ii) the principal amount subject thereto; and
(iii) for each LIBOR selection, the length of the applicable Fixed Rate Term. Any such notice may be given by telephone (or such other electronic method as Bank may permit) so long as, with respect to each LIBOR selection, (A) if requested by Bank, Borrower provides to Bank written confirmation thereof not later than three (3) Business Days after such notice is given, and (B) such notice is given to Bank prior to 10:00 a.m. on the first day of the Fixed Rate Term, or at a later time during any Business Day if Bank, at it's sole option but without obligation to do so, accepts Borrower's notice and quotes a fixed rate to Borrower. If Borrower does not immediately accept a fixed rate when quoted by Bank, the quoted rate shall expire and any subsequent LIBOR request from Borrower shall be subject to a redetermination by Bank of the applicable fixed rate. If no specific designation of interest is made at the time this Note is disbursed or at the end of any Fixed Rate Term, Borrower shall be deemed to have made a Prime Rate interest selection for this Note or the principal amount to which such Fixed Rate Term applied.

ARTICLE 32 TAXES AND REGULATORY COSTS. Borrower shall pay to Bank immediately upon demand, in addition to any other amounts due or to become due hereunder, any and all (i) withholdings, interest equalization taxes, stamp taxes or other taxes (except income and franchise taxes) imposed by any domestic or foreign governmental authority and related in any manner to LIBOR, and (ii) future, supplemental, emergency or other changes in the LIBOR Reserve Percentage, assessment rates imposed by the Federal Deposit Insurance Corporation, or similar requirements or costs imposed by any domestic or foreign governmental authority or resulting from compliance by Bank with any request or directive (whether or not having the force of law) from any central bank or other governmental authority and related in any manner to LIBOR to the extent they are not included in the calculation of LIBOR. In determining which of the foregoing are attributable to any LIBOR option available to Borrower hereunder, any reasonable allocation made by Bank among its operations shall be conclusive and binding upon Borrower.

ARTICLE 33 DEFAULT INTEREST. From and after the maturity date of this Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of this Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed, unless such calculation would result in a usurious rate, in which case interest shall be computed on the basis of a 365/366-day year, as the case may be, actual days elapsed) equal to two percent (2%) above the rate of interest from time to time applicable to this Note, but in no event at a rate greater than the Maximum Rate.

BORROWINGS:

         (c) Borrower may from time to time from the date of this Note up to and including June 30, 2003, borrow and partially or wholly repay its outstanding borrowings, subject to all of the limitations, terms and conditions of this Note and of any document executed in connection with or governing this Note; provided however, that amounts repaid may not be reborrowed; and provided further, that the total borrowings under this Note shall not exceed the principal amount stated above. The unpaid principal balance of this obligation at any time shall be the total amounts advanced hereunder by the holder hereof less the amount of principal payments made hereon by or for any Borrower, which balance may be endorsed hereon from time to time by the holder.

ARTICLE 34 All Base Rate borrowings shall be in amounts of at least Ten Thousand and No/100 Dollars ($10,000.00), and all LIBOR borrowings shall be in amounts of at least Five Hundred Thousand and No/100 Dollars ($500,000.00) and in multiples of One Hundred Thousand and No/100 Dollars ($100,000.00) thereafter.

         (d) The amount and date of each Base Rate borrowing shall be designated by an authorized representative of the Borrower requesting such borrowing in form and substance satisfactory to Bank, at Bank's sole discretion, and such borrowing request shall be received by the Bank at least one (1) Business Day prior to the date of such loan, which date shall be a Business Day. Each Base Rate loan shall be made at the office of the Bank and shall be funded prior to 2:00 p.m. Houston time, on the day so requested and immediately available fund in the amount so requested.

         (e) The amount and date of each LIBOR borrowing shall be designated by an authorized representative of the Borrower requesting such borrowing in form and substance satisfactory to Bank, at Bank's sole discretion, and such borrowing request shall be received by the Bank at least three (3) Business Days prior to the date of such loan, which date shall be a Business Day. Each LIBOR loan shall be made at the office of the Bank and shall be funded prior to 2:00 p.m. Houston time, on the day so requested and immediately available fund in the amount so requested.

REPAYMENT AND PREPAYMENT:

         (f) REPAYMENT. Principal shall be payable on the last day of each month in six (6) installments, the first five (5) of which shall be in an amount equal to Thirty-Five Thousand and No/100 Dollars ($35,000.00) each, commencing on January 31, 2003 and the sixth (6th) and final installment shall be due and payable on June 30, 2003 in the amount of the entire principal balance then due and owing thereon

ARTICLE 35 APPLICATION OF PAYMENTS. Each payment made on this Note shall be credited first, to any interest then due and second, to the outstanding principal balance hereof. All payments credited to principal shall be applied first, to the outstanding principal balance of this Note which bears interest determined in relation to the Base Rate, if any, and second, to the outstanding principal balance of this Note which bears interest determined in relation to LIBOR, with such payments applied to the oldest Fixed Rate Term first.

ARTICLE 36 PREPAYMENT.

         BASE RATE. Borrower may prepay this Note provided that all terms in the Credit Agreement and herein are complied with (including the payment of any prepayment penalties required in the Credit Agreement). As provided herein, Borrower may prepay principal on any portion of this Note which bears interest determined in relation to the Base Rate at any time and in the minimum amount of One Hundred Thousand and No/100 Dollars ($100,000.00); PROVIDED, HOWEVER, that if the outstanding principal balance of such portion of this Note is less than said amount, the minimum prepayment amount shall be the entire outstanding principal hereof.

         LIBOR. Borrower may prepay this Note provided that all terms in the Credit Agreement and herein are complied with (including the payment of any prepayment penalties required in the Credit Agreement). As provided herein, Borrower may prepay principal on any portion of this Note which bears interest determined in relation to LIBOR at any time and in the minimum amount of Five Hundred Thousand and No/100 Dollars ($500,000.00) and in One Hundred Thousand and No/100 Dollars ($100,000.00) multiples thereafter); PROVIDED, HOWEVER, that if the outstanding principal balance of such portion of this Note is less than said amount, the minimum prepayment amount shall be the entire outstanding principal balance thereof. In consideration of Bank providing this prepayment option to Borrower, or if any such portion of this Note shall become due and payable at any time prior to the last day of the Fixed Rate Term applicable thereto, Borrower shall pay to Bank immediately upon demand a fee which is the sum of the discounted monthly differences for each month from the month of prepayment through the month in which such Fixed Rate Term matures, calculated as follows for each such month:

         Section 36.1 DETERMINE the amount of interest which would have accrued each month on the amount prepaid at the interest rate applicable to such amount had it remained outstanding until the last day of the Fixed Rate Term applicable thereto.

         Section 36.2 SUBTRACT from the amount determined in (i) above the amount of interest which would have accrued for the same month on the amount prepaid for the remaining term of such Fixed Rate Term at LIBOR in effect on the date of prepayment for new loans made for such term and in a principal amount equal to the amount prepaid.

         Section 36.3 If the result obtained in (ii) for any month is greater than zero, discount that difference by LIBOR used in (ii) above.

Each Borrower acknowledges that prepayment of such amount may result in Bank incurring additional costs, expenses and/or liabilities, and that it is difficult to ascertain the full extent of such costs, expenses and/or liabilities. Each Borrower, therefore, agrees to pay the above-described prepayment fee and agrees that said amount represents a reasonable estimate of the prepayment costs, expenses and/or liabilities of Bank.

         In addition, if Borrower makes an optional or required prepayment of a LIBOR loan before the end of the related interest period, or fails to borrow, convert, or extend a LIBOR loan after giving notice thereof, of if a LIBOR loan is converted to Base Rate Loan as a result of certain changes and circumstances, Borrower will reimburse Bank for any related funding losses and losses of anticipated earnings.

         All prepayments of principal on this Note, whether such prepayment is in relation to a Base Rate option or a LIBOR option shall be applied first to reduce the balloon payment due upon maturity hereof, if applicable, and second to reduce the most remote of the principal installment or installments then unpaid.

EVENTS OF DEFAULT:

         The occurrence of any of the following shall constitute an "Event of Default" under this Note:

The failure to pay any principal, interest, fees or other charges when due hereunder or under any contract, instrument or document executed in connection with this Note.

ARTICLE 37 The filing of a petition by or against any Borrower, any guarantor of this Note or any general partner or joint venturer in any Borrower which is a partnership or a joint venture (with each such guarantor, general partner and/or joint venturer referred to herein as a "Third Party Obligor") under any provisions of the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or under any similar or other law relating to bankruptcy, insolvency, reorganization or other relief for debtors; the appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of any Borrower or Third Party Obligor; any Borrower or Third Party Obligor becomes insolvent, makes a general assignment for the benefit of creditors or is generally not paying its debts as they become due; or any attachment or like levy on any property of any Borrower or Third Party Obligor.

ARTICLE 38 The death or incapacity of any individual Borrower or Third Party Obligor, or the dissolution or liquidation of any Borrower or Third Party Obligor which is a corporation, partnership, joint venture or other type of entity.

ARTICLE 39 Any default in the payment or performance of any obligation, or any defined event of default, under any provisions of any contract, instrument or document pursuant to which any Borrower or Third Party Obligor has incurred any obligation for borrowed money, any purchase obligation, or any other liability of any kind to any person or entity, including the holder.

ARTICLE 40 Any financial statement provided by any Borrower or Third Party Obligor to Bank proves to be incorrect, false or misleading in any material respect.

ARTICLE 41 Any sale or transfer of all or a substantial or material part of the assets of any Borrower or Third Party Obligor other than in the ordinary course of its business.

ARTICLE 42 Any violation or breach of any provision of, or any defined event of default under, any addendum to this Note or any other promissory note or any credit (including, without limitation, the Credit Agreement) agreement, guaranty, security agreement, deed of trust, mortgage or other document executed in connection with or securing this Note.

MISCELLANEOUS:

         (g) REMEDIES. Upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal and accrued and unpaid interest outstanding hereunder to be immediately due and payable without presentment, demand, or any notices of any kind, including without limitation notice of nonperformance, notice of protest, protest, notice of dishonor, notice of intention to accelerate or notice of acceleration, all of which are expressly waived by each Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Each Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of the holder's in-house counsel to the extent permissible), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this

Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to any Borrower or any other person or entity.

ARTICLE 43 OBLIGATIONS JOINT AND SEVERAL. Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

ARTICLE 44 GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. THIS NOTE IS PERFORMABLE IN HARRIS COUNTY, TEXAS. ANY ACTION OR PROCEEDING UNDER OR IN CONNECTION WITH THIS NOTE AGAINST THE BORROWER OR ANY THIRD PARTY OBLIGOR MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN HARRIS COUNTY, TEXAS. BORROWER AND EACH THIRD PARTY OBLIGOR HEREBY IRREVOCABLY (I) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS, AND (II) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ANY THIRD PARTY OBLIGOR OR WITH RESPECT TO ANY COLLATERAL IN ANY STATE OR FEDERAL COURT IN ANY OTHER JURISDICTION. ANY ACTION OR PROCEEDING BY THE BORROWER OR ANY THIRD PARTY OBLIGOR AGAINST LENDER SHALL BE BROUGHT ONLY IN A COURT LOCATED IN HARRIS COUNTY, TEXAS.

ARTICLE 45 SAVINGS CLAUSE. It is the intention of the parties to comply strictly with applicable usury laws. Accordingly, notwithstanding any provision to the contrary in this Note, or in any contract, instrument or document evidencing or securing the payment hereof or otherwise relating hereto (each, a "Related Document"), in no event shall this Note or any Related Document require the payment or permit the payment, taking, reserving, receiving, collection or charging of any sums constituting interest under applicable laws that exceed the maximum amount permitted by such laws, as the same may be amended or modified from time to time (the "Maximum Rate"). If any such excess interest is called for, contracted for, charged, taken, reserved or received in connection with this Note or any Related Document, or in any communication by Bank or any other person to Borrower or any other person, or in the event that all or part of the principal or interest hereof or thereof shall be prepaid or accelerated, so that under any of such circumstances or under any other circumstance whatsoever the amount of interest contracted for, charged, taken, reserved or received on the amount of principal actually outstanding from time to time under this Note shall exceed the Maximum Rate, then in such event it is agreed that: (i) the provisions of this paragraph shall govern and control; (ii) neither Borrower nor any other person or entity now or hereafter liable for the payment of this Note or any Related Document shall be obligated to pay the amount of such interest to the extent it is in excess of the Maximum Rate; (iii) any such excess interest which is or has been received by Bank, notwithstanding this paragraph, shall be credited against the then unpaid principal balance hereof or thereof, or if this Note or any Related Document has been or would be paid in full by such credit, refunded to Borrower; and (iv) the provisions of this Note and each Related Document, and any other communication to Borrower, shall immediately be deemed reformed and such excess interest reduced, without the necessity of executing any other document, to the Maximum Rate. The right to accelerate the maturity of this Note or any Related Document does not include the right to accelerate, collect or charge unearned interest, but only such interest that has otherwise accrued as of the date of acceleration. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved or received in connection with this Note and any Related Document which are made for the purpose of determining whether such rate exceeds the Maximum Rate shall be made to the extent permitted by applicable laws by amortizing, prorating, allocating and spreading during the period of the full term of this Note or such Related Document, including all prior and subsequent renewals and extensions hereof or thereof, all interest at any time contracted for, charged, taken, reserved or received by Bank. The terms of this paragraph shall be deemed to be incorporated into each Related Document.

         To the extent that either Chapter 303 or 306, or both, of the Texas Finance Code apply in determining the Maximum Rate, Bank hereby elects to determine the applicable rate ceiling by using the weekly ceiling from time to time in effect, subject to Bank's right subsequently to change such method in accordance with applicable law, as the same may be amended or modified from time to time.

ARTICLE 46 RIGHT OF SETOFF; DEPOSIT ACCOUNTS. Upon and after the occurrence of an Event of Default, (i) Borrower hereby authorizes Bank, at any time and from time to time, without notice, which is hereby expressly waived by Borrower, and whether or not Bank shall have declared this Note to be due and payable in accordance with the terms hereof, to set off against, and to appropriate and apply to the payment of, Borrower's obligations and liabilities under this Note (whether matured or unmatured, fixed or contingent, liquidated or unliquidated), any and all amounts owing by Bank to Borrower (whether payable in U.S. dollars or any other currency, whether matured or unmatured, and in the case of deposits, whether general or special (except trust and escrow accounts), time or demand and however evidenced), and (ii) pending any such action, to the extent necessary, to hold such amounts as collateral to secure such obligations and liabilities and to return as unpaid for insufficient funds any and all checks and other items drawn against any deposits so held as Bank, in its sole discretion, may elect. Borrower hereby grants to Bank a security interest in all deposits and accounts maintained with Bank and with any other financial institution to secure the payment of all obligations and liabilities of Borrower to Bank under this Note.

ARTICLE 47 This note is in renewal and reduction of, but not innovation or discharge of, that certain Term Note dated as of February 6, 2001, in the original principal amount of $3,550,000.00, executed by the Borrower and payable to the order of the Bank.

         NOTICE: THIS NOTE AND ALL OTHER DOCUMENTS RELATING TO THE INDEBTEDNESS EVIDENCED HEREBY CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

                                                 MOUNTAIN COMPRESSED AIR, INC.

                                                 By: /s/ MUNAWAR HIDAYATALLAH
                                                     ---------------------------
                                                     Munawar Hidayatallah
                                                     Chief Executive Officer

                              ADDENDUM TO TERM NOTE
                      (BASE RATE/LIBOR PRICING ADJUSTMENTS)


         THIS ADDENDUM is attached to and made a part of that certain renewal promissory note executed by MOUNTAIN COMPRESSED AIR, INC., a Texas corporation ("Borrower") and payable to WELLS FARGO BANK, TEXAS, NATIONAL ASSOCIATION ("Bank"), or order, dated as of January 1, 2003 in the principal amount of TWO MILLION THREE HUNDRED NINETY-TWO THOUSAND NINETY-EIGHT AND 56/100 DOLLARS ($2,392,098.56) (the "Note").

         The following provisions are hereby incorporated into the Note to reflect the interest rate adjustments agreed to by Bank and Borrower:

INTEREST RATE ADJUSTMENTS:

         (a) INITIAL INTEREST RATES. The initial interest rates applicable to this Note shall be the rates set forth in the "INTEREST" paragraph herein.

         (b) INTEREST RATE ADJUSTMENTS. In addition to any interest rate adjustments resulting from changes in the Base Rate, Bank shall adjust the Base Rate and LIBOR margins used to determine the rates of interest applicable to this Note on the last day of each calendar month of each year, commencing on the first such day after the date of the Note, if required to reflect a change in Borrower's ratio of Total Funded Debt to EBITDA (as such terms are defined in the Credit Agreement referenced herein), in accordance with the following grid:

                                                APPLICABLE           APPLICABLE
         TOTAL FUNDED DEBT                      BASE RATE              LIBOR
         TO EBITDA                               MARGIN               MARGIN
         ---------                               ------               ------

         2.0 to 1.0 or greater                    1.25%                3.25%

         at least 2.0 to 1.0 but
         less than 2.5 to 1.0                     1.75%                3.50%

         at least 2.5 to 1.0 but
         less than 3.0 to 1.0                     2.00%                3.75%

         less than 3.0 to 1.0                     2.25%                4.00%

Each such adjustment shall be effective on the first Business Day (as defined in the Note) of the calendar month following the month during which Bank receives and reviews Borrower's most current month-end financial statements in accordance with any requirements established by Bank for the preparation and delivery thereof.

         (c) With respect to LIBOR loans, each interest payment shall be payable on the last day of each calendar month commencing on January 31, 2003 and upon maturity of the Note.

         (d) With respect to Base Rate loans, each interest payment shall be payable on the last day of each calendar month commencing on January 31, 2003, through and including maturity of this Note.


         IN WITNESS WHEREOF, this Addendum has been executed as of the same date as the Note.

                                                 MOUNTAIN COMPRESSED AIR, INC.

                                                 By: /s/ MUNAWAR HIDAYATALLAH
                                                     ---------------------------
                                                     Munawar Hidayatallah
                                                     Chief Executive Officer

EXHIBIT C
DELAYED DRAW TERM NOTE

RENEWAL DELAYED DRAW TERM NOTE
------------------------------


$160,118.50                                                       Houston, Texas
January 1, 2003

         FOR VALUE RECEIVED, the undersigned MOUNTAIN COMPRESSED AIR INC., a Texas corporation ("Borrower") promises to pay to the order of WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION ("Bank") at its office at 1000 Louisiana, 3rd Floor, Houston, Texas, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of ONE HUNDRED SIXTY THOUSAND ONE HUNDRED EIGHTEEN AND 50/100 DOLLARS ($160,118.50), with interest thereon as set forth herein.

DEFINITIONS:

         As used herein, the following terms shall have the meanings set forth after each, and any other term defined in this Note shall have the meaning set forth at the place defined:

         (a) " Base Rate" means the higher of (a) Prime Rate per annum in effect on that day, and (b) Federal Fund Rate in effect on that day as announced by the Federal Reserve Bank of New York, plus 0.5% per annum

         (b) "Business Day" means any day except a Saturday, Sunday or any other day on which commercial banks in Texas are authorized or required by law to close.

         (c) "Credit Agreement" means that certain Credit Agreement between Bank and Borrower of even date herewith.

         (d) "Fixed Rate Term" means a period commencing on a Business Day and continuing for one, two, three or six months, as designated by Borrower, during which all or a portion of the outstanding principal balance of this Note bears interest determined in relation to LIBOR; provided however, that no Fixed Rate Term may be selected for a principal amount less than Five Hundred Thousand and No/100 Dollars ($500,000.00) and in multiples of One Hundred Thousand and No/100 Dollars ($100,000.00) thereafter; and provided further, that no Fixed Rate Term shall extend beyond the scheduled maturity date hereof. If any Fixed Rate Term would end on a day which is not a Business Day, then such Fixed Rate Term shall be extended to the next succeeding Business Day.

         (e) "LIBOR" means the rate per annum (rounded upward, if necessary, to the nearest whole 1/8 of 1%) and determined pursuant to the following formula:

LIBOR =                Base LIBOR
                       ----------------------------------------------
                       100% - LIBOR Reserve Percentage

                  (i) "Base LIBOR" means the rate per annum for United States dollar deposits quoted by Bank as the Inter-Bank Market Offered Rate, with the understanding that such rate is quoted by Bank for the purpose of calculating effective rates of interest for loans making reference thereto, on the first day of a Fixed Rate Term for delivery of funds on said date for a period of time approximately equal to the number of days in such Fixed Rate Term and in an amount approximately equal to the principal amount to which such Fixed Rate Term applies. Borrower understands and agrees that Bank may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as Bank in its discretion deems appropriate including, but not limited to, the rate offered for U.S. dollar deposits on the London Inter-Bank Market.

                  (ii) "LIBOR Reserve Percentage" means the reserve percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor) for "Eurocurrency Liabilities" (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by Bank for expected changes in such reserve percentage during the applicable Fixed Rate Term.

         (f) "Prime Rate" means at any time the rate of interest most recently announced within Bank at its principal office as its Prime Rate, with the understanding that the Prime Rate is one of Bank's base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Bank may designate.

         (g) Total Funded Debt shall have the meaning ascribed to it in the Credit Agreement.

INTEREST:

         (a) INTEREST. The Borrower agrees to pay interest at the Bank's address listed above on the unpaid principal note hereof and, to the extent permitted by law, the accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth on the Addendum attached hereto and incorporated herein for all purposes.

         (b) SELECTION OF INTEREST RATE OPTIONS. At any time any portion of this Note bears interest determined in relation to LIBOR, it may be continued by Borrower at the end the Fixed Rate Term applicable thereto so that all or a portion thereof bears interest determined in relation to the Prime Rate or to LIBOR for a new Fixed Rate Term designated by Borrower. At any time any portion of this Note bears interest determined in relation to the Prime Rate, Borrower may convert all or a portion thereof so that it bears interest determined in relation to LIBOR for a Fixed Rate Term designated by Borrower. At the time this

Note is disbursed or Borrower wishes to select a LIBOR option for all or a portion of the outstanding principal balance hereof, and at the end of each Fixed Rate Term, Borrower shall give Bank notice specifying: (i) the interest rate option selected by Borrower; (ii) the principal amount subject thereto; and
(iii) for each LIBOR selection, the length of the applicable Fixed Rate Term. Any such notice may be given by telephone (or such other electronic method as Bank may permit) so long as, with respect to each LIBOR selection, (A) if requested by Bank, Borrower provides to Bank written confirmation thereof not later than three (3) Business Days after such notice is given, and (B) such notice is given to Bank prior to 10:00 a.m. on the first day of the Fixed Rate Term, or at a later time during any Business Day if Bank, at it's sole option but without obligation to do so, accepts Borrower's notice and quotes a fixed rate to Borrower. If Borrower does not immediately accept a fixed rate when quoted by Bank, the quoted rate shall expire and any subsequent LIBOR request from Borrower shall be subject to a redetermination by Bank of the applicable fixed rate. If no specific designation of interest is made at the time this Note is disbursed or at the end of any Fixed Rate Term, Borrower shall be deemed to have made a Prime Rate interest selection for this Note or the principal amount to which such Fixed Rate Term applied.

         (c) TAXES AND REGULATORY COSTS. Borrower shall pay to Bank immediately upon demand, in addition to any other amounts due or to become due hereunder, any and all (i) withholdings, interest equalization taxes, stamp taxes or other taxes (except income and franchise taxes) imposed by any domestic or foreign governmental authority and related in any manner to LIBOR, and (ii) future, supplemental, emergency or other changes in the LIBOR Reserve Percentage, assessment rates imposed by the Federal Deposit Insurance Corporation, or similar requirements or costs imposed by any domestic or foreign governmental authority or resulting from compliance by Bank with any request or directive (whether or not having the force of law) from any central bank or other governmental authority and related in any manner to LIBOR to the extent they are not included in the calculation of LIBOR. In determining which of the foregoing are attributable to any LIBOR option available to Borrower hereunder, any reasonable allocation made by Bank among its operations shall be conclusive and binding upon Borrower.

         (d) DEFAULT INTEREST. From and after the maturity date of this Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of this Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed, unless such calculation would result in a usurious rate, in which case interest shall be computed on the basis of a 365/366-day year, as the case may be, actual days elapsed) equal to four percent (2%) above the rate of interest from time to time applicable to this Note, but in no event at a rate greater than the Maximum Rate.

BORROWINGS:

ARTICLE 48 (a) Borrower may from time to time from the date of this Note up to and including June 30, 2003, borrow and partially or wholly repay its outstanding borrowings, subject to all of the limitations, terms and conditions of this Note and of any document executed in connection with or governing this Note; provided however, that amounts repaid may not be reborrowed; and provided further, that the total borrowings under this Note shall not exceed the principal amount stated above. The unpaid principal balance of this obligation at any time shall be the total amounts advanced hereunder by the holder hereof less the amount of principal payments made hereon by or for any Borrower, which balance may be endorsed hereon from time to time by the holder.

         (b) All Base Rate borrowings shall be in amounts of at least Ten Thousand and No/100 Dollars ($10,000.00), and all LIBOR borrowings shall be in amounts of at least One Hundred Thousand and No/100 Dollars ($100,000.00) or any multiple thereof.

         (c) The amount and date of each Base Rate borrowing shall be designated by an authorized representative of the Borrower requesting such borrowing in form and substance satisfactory to Bank, at Bank's sole discretion, and such borrowing request shall be received by the Bank at least one (1) Business Day prior to the date of such loan, which date shall be a Business Day. Each Base Rate loan shall be made at the office of the Bank and shall be funded prior to 2:00 p.m. Houston time, on the day so requested and immediately available fund in the amount so requested.

         (d) The amount and date of each LIBOR borrowing shall be designated by an authorized representative of the Borrower requesting such borrowing in form and substance satisfactory to Bank, at Bank's sole discretion, and such borrowing request shall be received by the Bank at least three (3) Business Days prior to the date of such loan, which date shall be a Business Day. Each LIBOR loan shall be made at the office of the Bank and shall be funded prior to 2:00 p.m. Houston time, on the day so requested and immediately available fund in the amount so requested.

REPAYMENT AND PREPAYMENT:

         (a) REPAYMENT. Principal shall be payable as provided in the Credit Agreement.

         (b) APPLICATION OF PAYMENTS. Each payment made on this Note shall be credited first, to any interest then due and second, to the outstanding principal balance hereof. All payments credited to principal shall be applied first, to the outstanding principal balance of this Note which bears interest determined in relation to the Base Rate, if any, and second, to the outstanding principal balance of this Note which bears interest determined in relation to LIBOR, with such payments applied to the oldest Fixed Rate Term first.

         (c) PREPAYMENT.

         BASE RATE.
         ----------

                  BASE RATE. Borrower may prepay this Note provided that all terms in the Credit Agreement and herein are complied with (including the payment of any prepayment penalties required in the Credit Agreement). As provided herein, Borrower may prepay principal on any portion of this Note which bears interest determined in relation to the Base Rate at any time and in the minimum amount of One Hundred Thousand and No/100 Dollars ($100,000.00); PROVIDED, HOWEVER, that if the outstanding principal balance of such portion of this Note is less than said amount, the minimum prepayment amount shall be the entire outstanding principal hereof.

                  LIBOR. Borrower may prepay this Note provided that all terms in the Credit Agreement and herein are complied with (including the payment of any prepayment penalties required in the Credit Agreement). As provided herein, Borrower may prepay principal on any portion of this Note which bears interest determined in relation to LIBOR at any time and in the minimum amount of One Hundred Thousand and No/100 Dollars ($100,000.00) and in One Hundred Thousand and No/100 Dollars ($100,000.00) multiples thereafter); PROVIDED, HOWEVER, that if the outstanding principal balance of such portion of this Note is less than said amount, the minimum prepayment amount shall be the entire outstanding principal balance thereof. In consideration of Bank providing this prepayment option to Borrower, or if any such portion of this Note shall become due and payable at any time prior to the last day of the Fixed Rate Term applicable thereto, Borrower shall pay to Bank immediately upon demand a fee which is the sum of the discounted monthly differences for each month from the month of prepayment through the month in which such Fixed Rate Term matures, calculated as follows for each such month:

                           (i) DETERMINE the amount of interest which would have
                  accrued each month on the amount prepaid at the interest rate applicable to such amount had it remained outstanding until the last day of the Fixed Rate Term applicable thereto.

                           (ii) SUBTRACT from the amount determined in (i) above
                  the amount of interest which would have accrued for the same month on the amount prepaid for the remaining term of such Fixed Rate Term at LIBOR in effect on the date of prepayment for new loans made for such term and in a principal amount equal to the amount prepaid.

                           (iii) If the result obtained in (ii) for any month is
                  greater than zero, discount that difference by LIBOR used in
                  (ii) above.

Each Borrower acknowledges that prepayment of such amount may result in Bank incurring additional costs, expenses and/or liabilities, and that it is difficult to ascertain the full extent of such costs, expenses and/or liabilities. Each Borrower, therefore, agrees to pay the above-described prepayment fee and agrees that said amount represents a reasonable estimate of the prepayment costs, expenses and/or liabilities of Bank.

         In addition, if Borrower makes an optional or required prepayment of a LIBOR loan before the end of the related interest period, or fails to borrow, convert, or extend a LIBOR loan after giving notice thereof, of if a LIBOR loan is converted to Base Rate Loan as a result of certain changes and circumstances, Borrower will reimburse Bank for any related funding losses and losses of anticipated earnings.

         All prepayments of principal shall be applied on the most remote principal installment or installments then unpaid.

EVENTS OF DEFAULT:

         The occurrence of any of the following shall constitute an "Event of Default" under this Note:

         (a) The failure to pay any principal, interest, fees or other charges when due hereunder or under any contract, instrument or document executed in connection with this Note.

         (b) The filing of a petition by or against any Borrower, any guarantor of this Note or any general partner or joint venturer in any Borrower which is a partnership or a joint venture (with each such guarantor, general partner and/or joint venturer referred to herein as a "Third Party Obligor") under any provisions of the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or under any similar or other law relating to bankruptcy, insolvency, reorganization or other relief for debtors; the appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of any Borrower or Third Party Obligor; any Borrower or Third Party Obligor becomes insolvent, makes a general assignment for the benefit of creditors or is generally not paying its debts as they become due; or any attachment or like levy on any property of any Borrower or Third Party Obligor.

         (c) The death or incapacity of any individual Borrower or Third Party Obligor, or the dissolution or liquidation of any Borrower or Third Party Obligor which is a corporation, partnership, joint venture or other type of entity.

         (d) Any default in the payment or performance of any obligation, or any defined event of default, under any provisions of any contract, instrument or document pursuant to which any Borrower or Third Party Obligor has incurred any obligation for borrowed money, any purchase obligation, or any other liability of any kind to any person or entity, including the holder.

         (e) Any financial statement provided by any Borrower or Third Party Obligor to Bank proves to be incorrect, false or misleading in any material respect.

         (f) Any sale or transfer of all or a substantial or material part of the assets of any Borrower or Third Party Obligor other than in the ordinary course of its business.

         (g) Any violation or breach of any provision of, or any defined event of default under, any addendum to this Note or any other promissory note or any credit (including, without limitation, the Credit Agreement) agreement, guaranty, security agreement, deed of trust, mortgage or other document executed in connection with or securing this Note.

MISCELLANEOUS:

         (a) REMEDIES. Upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal and accrued and unpaid interest outstanding hereunder to be immediately due and payable without presentment, demand, or any notices of any kind, including without limitation notice of nonperformance, notice of protest, protest, notice of dishonor, notice of intention to accelerate or notice of acceleration, all of which are expressly waived by each Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Each Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of the holder's in-house counsel to the extent permissible), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to any Borrower or any other person or entity.

         (b) OBLIGATIONS JOINT AND SEVERAL. Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

         (c) GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. THIS NOTE IS PERFORMABLE IN HARRIS COUNTY, TEXAS. ANY ACTION OR PROCEEDING UNDER OR IN CONNECTION WITH THIS NOTE AGAINST THE BORROWER OR ANY THIRD PARTY OBLIGOR MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN HARRIS COUNTY, TEXAS. BORROWER AND EACH THIRD PARTY OBLIGOR HEREBY IRREVOCABLY (I) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS, AND (II) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ANY THIRD PARTY OBLIGOR OR WITH RESPECT TO ANY COLLATERAL IN ANY STATE OR FEDERAL COURT IN ANY OTHER JURISDICTION. ANY ACTION OR PROCEEDING BY THE BORROWER OR ANY THIRD PARTY OBLIGOR AGAINST LENDER SHALL BE BROUGHT ONLY IN A COURT LOCATED IN HARRIS COUNTY, TEXAS.

         (d) SAVINGS CLAUSE. It is the intention of the parties to comply strictly with applicable usury laws. Accordingly, notwithstanding any provision to the contrary in this Note, or in any contract, instrument or document evidencing or securing the payment hereof or otherwise relating hereto (each, a "Related Document"), in no event shall this Note or any Related Document require the payment or permit the payment, taking, reserving, receiving, collection or charging of any sums constituting interest under applicable laws that exceed the maximum amount permitted by such laws, as the same may be amended or modified from time to time (the "Maximum Rate"). If any such excess interest is called for, contracted for, charged, taken, reserved or received in connection with this Note or any Related Document, or in any communication by Bank or any other person to Borrower or any other person, or in the event that all or part of the principal or interest hereof or thereof shall be prepaid or accelerated, so that under any of such circumstances or under any other circumstance whatsoever the amount of interest contracted for, charged, taken, reserved or received on the amount of principal actually outstanding from time to time under this Note shall exceed the Maximum Rate, then in such event it is agreed that: (i) the provisions of this paragraph shall govern and control; (ii) neither Borrower nor any other person or entity now or hereafter liable for the payment of this Note or any Related Document shall be obligated to pay the amount of such interest to the extent it is in excess of the Maximum Rate; (iii) any such excess interest which is or has been received by Bank, notwithstanding this paragraph, shall be credited against the then unpaid principal balance hereof or thereof, or if this Note or any Related Document has been or would be paid in full by such credit, refunded to Borrower; and (iv) the provisions of this Note and each Related Document, and any other communication to Borrower, shall immediately be deemed reformed and such excess interest reduced, without the necessity of executing any other document, to the Maximum Rate. The right to accelerate the maturity of this Note or any Related Document does not include the right to accelerate, collect or charge unearned interest, but only such interest that has otherwise accrued as of the date of acceleration. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved or received in connection with this Note and any Related Document which are made for the purpose of determining whether such rate exceeds the Maximum Rate shall be made to the extent permitted by applicable laws by amortizing, prorating, allocating and spreading during the period of the full term of this Note or such Related Document, including all prior and subsequent renewals and extensions hereof or thereof, all interest at any time contracted for, charged, taken, reserved or received by Bank. The terms of this paragraph shall be deemed to be incorporated into each Related Document.

         To the extent that either Chapter 303 or 306, or both, of the Texas Finance Code apply in determining the Maximum Rate, Bank hereby elects to determine the applicable rate ceiling by using the weekly ceiling from time to time in effect, subject to Bank's right subsequently to change such method in accordance with applicable law, as the same may be amended or modified from time to time.

         (e) RIGHT OF SETOFF; DEPOSIT ACCOUNTS. Upon and after the occurrence of an Event of Default, (i) Borrower hereby authorizes Bank, at any time and from time to time, without notice, which is hereby expressly waived by Borrower, and whether or not Bank shall have declared this Note to be due and payable in accordance with the terms hereof, to set off against, and to appropriate and apply to the payment of, Borrower's obligations and liabilities under this Note (whether matured or unmatured, fixed or contingent, liquidated or unliquidated), any and all amounts owing by Bank to Borrower (whether payable in U.S. dollars or any other currency, whether matured or unmatured, and in the case of deposits, whether general or special (except trust and escrow accounts), time or demand and however evidenced), and (ii) pending any such action, to the extent necessary, to hold such amounts as collateral to secure such obligations and liabilities and to return as unpaid for insufficient funds any and all checks and other items drawn against any deposits so held as Bank, in its sole discretion, may elect. Borrower hereby grants to Bank a security interest in all deposits and accounts maintained with Bank and with any other financial institution to secure the payment of all obligations and liabilities of Borrower to Bank under this Note.

         This note is in renewal and reduction of, but not in novation or discharge of, that certain Delayed Draw Term Note dated as of February 6, 2001, in the original principal amount of $500,000.00, executed by the Borrower and payable to the order of the Bank

NOTICE: THIS NOTE AND ALL OTHER DOCUMENTS RELATING TO THE INDEBTEDNESS EVIDENCED HEREBY CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

                                       MOUNTAIN COMPRESSED AIR, INC.



                                       By:  /S/MUNAWAR H. HIDAYATALLAH
                                            ------------------------------------
                                            Munawar H. Hidayatallah
                                            Chairman and Chief Executive Officer

                        ADDENDUM TO TERM COMMITMENT NOTE
                      (BASE RATE/LIBOR PRICING ADJUSTMENTS)


         THIS ADDENDUM is attached to and made a part of that certain renewal promissory note executed by MOUNTAIN COMPRESSED AIR, INC., a Texas corporation ("Borrower") and payable to WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION ("Bank"), or order, dated as of January 1, 2003, in the principal amount of ONE HUNDRED SIXTY THOUSAND ONE HUNDRED EIGHTEEN AND 50/100 DOLLARS ($160,118.50) (the "Note").

         The following provisions are hereby incorporated into the Note to reflect the interest rate adjustments agreed to by Bank and Borrower:

INTEREST RATE ADJUSTMENTS:

         (a) INITIAL INTEREST RATES. The initial interest rates applicable to this Note shall be the rates set forth in the "INTEREST" paragraph herein.

         (b) INTEREST RATE ADJUSTMENTS. In addition to any interest rate adjustments resulting from changes in the Base Rate, Bank shall adjust the Base Rate and LIBOR margins used to determine the rates of interest applicable to this Note on the last day of each calendar month of each year, commencing on January 31, 2003, if required to reflect a change in Borrower's ratio of Total Funded Debt to EBITDA (as such terms are defined in the Credit Agreement referenced herein), in accordance with the following grid:

                                             APPLICABLE           APPLICABLE
         TOTAL FUNDED DEBT                    BASE RATE              LIBOR
         TO EBITDA                             MARGIN               MARGIN
         ---------                             ------               ------

         greater than 2.0 to 1.0                1.25%                3.25%

         at least 2.0 to 1.0 but
         less than 2.5 to 1.0                   1.75%                3.50%

         at least 2.5 to 1.0 but
         less than 3.0 to 1.0                   2.00%                3.75%

         less than 3.0 to 1.0                   2.25%                4.00%

Each such adjustment shall be effective on the first Business Day (as defined in the Note) of the calendar month following the month during which Bank receives and reviews Borrower's most current month-end financial statements in accordance with any requirements established by Bank for the preparation and delivery thereof.

         (c) With respect to LIBOR loans, each interest payment shall be payable on the last day of each calendar month commencing on January 31, 2003, and upon maturity of the Note.

         (d) With respect to Base Rate loans, each interest payment shall be payable on the last day of each calendar month commencing on January 31, 2003, through and including maturity of this Note.

         IN WITNESS WHEREOF, this Addendum has been executed as of the same date as the Note.

                                               MOUNTAIN COMPRESSED AIR, INC.

                                               By: /s/ MUNAWAR HIDAYATALLAH
                                                   -----------------------------
                                                   Munawar Hidayatallah
                                                   Chief Executive Officer